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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _____________


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 31, 2007
                                                        ------------------------

                      Banc of America Funding 2007-A Trust
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           (Exact name of issuing entity as specified in its charter)

                       Banc of America Funding Corporation
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                (Exact name of depositor as specified in charter)

                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)

                                                                      54-2198744
                                                                      54-2198745
                                                                      54-2198746
          New York                  333-130536-16                     54-6737495
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(State or other jurisdiction of   (Commission File Number      (IRS Employer
incorporation of issuing entity)    of issuing entity)   Identification Nos. of
                                                              issuing entity)

214 North Tryon Street, Charlotte, North Carolina                        28255
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(Address of Principal Executive Offices)                              (Zip Code)


Depositor's telephone number, including area code         (704) 386-2400
                                                  ------------------------------


                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
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[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

     This amendment on Form 8-K/A amends and supersedes Exhibits 10.4 and 10.5 to the Form 8-K previously filed on February 15, 2007 (accession no.
0001374680-07-000001), which were draft versions of the respective final agreements that are attached hereto.



Section 9 - Financial Statements and Exhibits


Item 9.01 (d) Exhibits

Exhibit No.

10.4 Interest Rate Swap Agreement, dated January 31, 2007, between Wells Fargo Bank, N.A. and The Bank of New York.

10.5 Interest Rate Cap Agreements, dated January 31, 2007, between Wells Fargo Bank, N.A and The Bank of New York.





                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:      /s/ Scott Evans
                                                 ------------------------------
                                            Name: Scott Evans
                                            Title:   Senior Vice President



Date:  January 31, 2007


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


     Exhibit No.    Exhibit Description                                         Paper (P) or
                                                                                Electronic (E)

     10.4           Interest Rate Swap Agreement, dated January 31, 2007,                E
                    between Wells Fargo Bank, N.A. and The Bank of New York.
     10.5           Interest Rate Cap Agreements, dated January 31, 2007,                E
                    between Wells Fargo Bank, N.A and The Bank of New York.
